                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-56428) of American Physicians Capital, Inc. of our report dated December 14, 2001 relating to the financial statements of American Physicians Assurance Corporation 401(k) Plan and Trust, which appears in this Form 11-K.


/s/ Andrews Hooper & Pavlik P.L.C.
Okemos, Michigan
June 28, 2002